EXHIBIT 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS APRIL TRAFFIC
     TEMPE, Ariz., May 5, 2008 — US Airways Group, Inc. (NYSE: LCC) today reported April and year-to-date 2008 traffic results. Revenue passenger miles (RPMs) for the month were 5.1 billion, down 2.0 percent from April 2007. Capacity was 6.2 billion available seat miles (ASMs), down 2.6 percent from April 2007. Passenger load factor for the month of April was 83.2 percent, up 0.5 points versus April 2007.
     “Our April traffic comparison reflects the Easter holiday shift (in 2007 it occurred in April, in 2008 it occurred in March). Consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) was flat to down 2 percent when compared to the same period last year. Bookings remained strong in April and are also robust as we look forward in the second quarter,” said US Airways President Scott Kirby.
     In addition, US Airways’ 36,000 employees continued to drive the airline to industry leading on-time results. For the month of April 2008, preliminary US Airways’ domestic on-time performance (arrivals within 14 minutes or A14) was 81.3 percent with a completion factor of 98.9 percent.
     “These are exceptional numbers that reflect an outstanding performance by our employees,” Kirby said. “Since December, we have ranked in the top three among the 10 largest U.S. airlines for on-time performance as measured by the Department of Transportation (DOT), and believe we will again record an industry leading performance when DOT releases the industry’s March numbers later this week.”
     The following summarizes US Airways Group’s traffic results for the month and year-to date ended April, 30 2008 and 2007, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
April

	2008	2007	% Change
Mainline Revenue Passenger Miles (000)
Domestic	4,104,952	4,338,400	(5.4)
Atlantic	616,987	498,125	23.9
Latin	419,584	408,644	2.7

Total Mainline Revenue Passenger Miles	5,141,523	5,245,169	(2.0)

Mainline Available Seat Miles (000)
Domestic	4,873,898	5,202,133	(6.3)
Atlantic	797,167	629,449	26.6
Latin	508,014	513,200	(1.0)

Total Mainline Available Seat Miles	6,179,079	6,344,782	(2.6)

Mainline Load Factor (%)
Domestic	84.2	83.4	0.8 pts
Atlantic	77.4	79.1	(1.7) pts
Latin	82.6	79.6	3.0 pts

Total Mainline Load Factor	83.2	82.7	0.5 pts

Mainline Enplanements
Domestic	4,260,789	4,626,546	(7.9)
Atlantic	156,056	126,956	22.9
Latin	334,899	326,444	2.6

Total Mainline Enplanements	4,751,744	5,079,946	(6.5)
YEAR TO DATE

	2008	2007	% Change
Mainline Revenue Passenger Miles (000)
Domestic	15,903,188	16,443,358	(3.3)
Atlantic	2,056,373	1,696,892	21.2
Latin	1,671,400	1,523,073	9.7

Total Mainline Revenue Passenger Miles	19,630,961	19,663,323	(0.2)

Mainline Available Seat Miles (000)
Domestic	19,627,443	20,505,586	(4.3)
Atlantic	2,847,699	2,392,531	19.0
Latin	2,038,892	2,002,324	1.8

Total Mainline Available Seat Miles	24,514,034	24,900,441	(1.6)

Mainline Load Factor (%)
Domestic	81.0	80.2	0.8 pts
Atlantic	72.2	70.9	1.3 pts
Latin	82.0	76.1	5.9 pts

Total Mainline Load Factor	80.1	79.0	1.1 pts

Mainline Enplanements
Domestic	16,445,203	17,428,579	(5.6)
Atlantic	524,726	432,141	21.4
Latin	1,317,750	1,199,211	9.9

Total Mainline Enplanements	18,287,679	19,059,931	(4.1)
Notes:
1) Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2) Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
April

	2008	2007	% Change
Express Revenue Passenger Miles (000)
Domestic	184,463	209,631	(12.0)

Express Available Seat Miles (000)
Domestic	271,431	289,892	(6.4)

Express Load Factor (%)
Domestic	68.0	72.3	(4.3) pts

Express Enplanements
Domestic	659,557	730,583	(9.7)
YEAR TO DATE

	2008	2007	% Change
Express Revenue Passenger Miles (000)
Domestic	691,803	797,269	(13.2)

Express Available Seat Miles (000)
Domestic	1,055,350	1,155,411	(8.7)

Express Load Factor (%)
Domestic	65.6	69.0	(3.4) pts

Express Enplanements
Domestic	2,471,341	2,728,711	(9.4)
Notes:
1) Canada is included in domestic results.

Consolidated US Airways Group, Inc.
April

	2008	2007	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	4,289,415	4,548,031	(5.7)
Atlantic	616,987	498,125	23.9
Latin	419,584	408,644	2.7

Total Consolidated Revenue Passenger Miles	5,325,986	5,454,800	(2.4)

Consolidated Available Seat Miles (000)
Domestic	5,145,329	5,492,025	(6.3)
Atlantic	797,167	629,449	26.6
Latin	508,014	513,200	(1.0)

Total Consolidated Available Seat Miles	6,450,510	6,634,674	(2.8)

Consolidated Load Factor (%)
Domestic	83.4	82.8	0.6 pts
Atlantic	77.4	79.1	(1.7) pts
Latin	82.6	79.6	3.0 pts

Total Consolidated Load Factor	82.6	82.2	0.4 pts

Consolidated Enplanements
Domestic	4,920,346	5,357,129	(8.2)
Atlantic	156,056	126,956	22.9
Latin	334,899	326,444	2.6

Total Consolidated Enplanements	5,411,301	5,810,529	(6.9)
YEAR TO DATE

	2008	2007	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	16,594,991	17,240,627	(3.7)
Atlantic	2,056,373	1,696,892	21.2
Latin	1,671,400	1,523,073	9.7

Total Consolidated Revenue Passenger Miles	20,322,764	20,460,592	(0.7)

Consolidated Available Seat Miles (000)
Domestic	20,682,793	21,660,997	(4.5)
Atlantic	2,847,699	2,392,531	19.0
Latin	2,038,892	2,002,324	1.8

Total Consolidated Available Seat Miles	25,569,384	26,055,852	(1.9)

Consolidated Load Factor (%)
Domestic	80.2	79.6	0.6 pts
Atlantic	72.2	70.9	1.3 pts
Latin	82.0	76.1	5.9 pts

Total Consolidated Load Factor	79.5	78.5	1.0 pts

Consolidated Enplanements
Domestic	18,916,544	20,157,290	(6.2)
Atlantic	524,726	432,141	21.4
Latin	1,317,750	1,199,211	9.9

Total Consolidated Enplanements	20,759,020	21,788,642	(4.7)
Notes:
1) Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2) Latin numbers include the Caribbean.

Other Notable Accomplishments
     US Airways is also providing a brief update on notable company accomplishments during the month of April:
•	Introduced upgraded and enhanced Envoy (trans-Atlantic premium class) product with more personalized in-flight service, better-quality menus and greater choice.

•	Promoted Captain Lyle Hogg to vice president, flight operations and named James Olson vice president, corporate communications.

•	Inaugurated new service at Fort Walton Beach and Panama City, Fla. to the airline’s Charlotte hub.

•	Broke ground on a new, state-of-the-art, environmentally friendly, 58,000 square foot ground service equipment facility at Philadelphia International Airport.
     US Airways is the fifth largest domestic airline employing more than 36,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,500 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. US Airways is a member of the Star Alliance network, which offers our customers 18,000 daily flights to 965 destinations in 162 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of changes in fuel prices and significant disruptions in fuel supply; the ability to integrate management, operations and labor groups following the merger; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; reliance on automated systems and the impact of any failure or disruption of those systems; the impact of future significant operating losses; changes in prevailing interest rates; our high level of fixed obligations (including compliance with financial covenants related to those obligations) and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers and reliance on those vendors and service providers; security-related and insurance costs; government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; interruptions or disruptions in service at one or more of our hub airports; weather conditions; the ability to use pre-merger NOLs and certain other tax attributes; the ability of the Company to maintain adequate liquidity; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; the cyclical nature of the airline industry; the ability to attract and retain qualified personnel; the impact of economic conditions; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and in the Company’s filings with the SEC, which are available at www.usairways.com
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